SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) OF The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):		April 20, 2011

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-13888 (Commission file number)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY 14901
 (Address of principal executive offices)         (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2011, Anders M. Tomson, was elected President of the Capital Bank Division of Chemung Canal Trust Company, Chemung Financial Corporation’s subsidiary bank.  In this connection, his annual base salary will be $210,000 annually.  He will also receive 1,000 shares of Restricted Stock, which vests over a five-year period.

Since January 1, 2011, Mr. Tomson has served as President of Capital Bank & Trust Company, subsidiary bank of Fort Orange Financial Corp. in Albany, New York.  Chemung Financial and Fort Orange recently completed a merger, dated October 14, 2010, as amended, in which Chemung Financial is the surviving entity, and immediately following the merger Capital Bank was merged with and into Chemung Canal Trust Company.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

April 20, 2011	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer